UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: July 27, 2006
(Date of earliest event reported)
McAFEE, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	77-0316593
(State or other Jurisdiction	001-31216	(I.R.S. Employer Identification No.)
of incorporation)
3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)
(408) 346-3832
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Transcript of Public Conference Call

Item 2.02 Results of Operation and Financial Condition.
     On July 27, 2006, McAfee, Inc. (“McAfee” or the “Registrant”) conducted a public conference call relating to its preliminary financial results for the second quarter ended June 30, 2006. A transcript of this conference call is attached hereto as Exhibit 99.1 and is hereby furnished and not filed. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained in this Item 2.02 and in the furnished press release shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Transcript of public conference call held on July 27, 2006 relating to McAfee, Inc. preliminary financial results for the second quarter ended June 30, 2006. (solely furnished and not filed herewith pursuant to Item 2.02)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAFEE, INC.

Date: July 31, 2006	By:	/s/ Eric F. Brown Eric F. Brown
Chief Operating Officer and
Chief Financial Officer